Exhibit 99.4

EXECUTION COPY

ESCROW AGREEMENT
($40,000,000)

ESCROW AGREEMENT, dated as of January 7, 2005 (this “Agreement”), is entered into by and among Petters Group Worldwide, LLC, a Delaware limited liability company (“Parent”), Petters Consumer Brands, LLC, a Delaware limited liability company (“Purchaser”), Polaroid Holding Company, a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association, a national banking association, as escrow agent (the “Escrow Agent”).  Parent, Purchaser and the Company are sometimes collectively referred to herein as the “Parties” and individually as a “Party.”

W I T N E S S E T H :

WHEREAS, Parent, Purchaser and the Company have entered into an Agreement and Plan of Merger dated as of January 7, 2005 (the “Merger Agreement”), a copy of which has been attached hereto as Appendix A, pursuant to which the Purchaser shall be merged with and into the Company (the “Merger”);

WHEREAS, as a condition to and as an inducement to the Company entering into the Merger Agreement, the Purchaser has deposited as of the date hereof into escrow the Escrow Funds (as defined below);

WHEREAS, capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement; and

WHEREAS, the Parties desire to more specifically set forth their rights and obligations with respect to the Escrow Funds and the distribution and release thereof.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

1.     Appointment and Agreement of the Escrow Agent.  Purchaser and the Company hereby appoint the Escrow Agent to serve as, and the Escrow Agent hereby agrees to act as, the escrow agent upon the terms and conditions set forth in this Agreement.

2.     Establishment of the Escrow Account.

(a)   On the date hereof, Purchaser shall deposit with the Escrow Agent by wire transfer of immediately available funds, $40,000,000 (such amount, together with all products and proceeds thereof (including all interest, gains and other income earned with respect thereto) the “Escrow Funds”).  The Escrow Agent shall hold the Escrow Funds in an account (the “Escrow Account”) for the benefit of Purchaser and the Company as provided in and subject to the terms and conditions of this Agreement.  Upon receipt of the Escrow Funds, the Escrow Agent shall so advise the Company in writing.  The Escrow Funds shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto.  The Escrow Agent shall not distribute or release the Escrow Funds except in accordance with the express terms and condition of this Agreement.

3.     Payments from the Escrow Account.

(a)   At the Closing, the Parties shall contemporaneously with such Closing deliver to the Escrow Agent a certificate executed by each of the Parties (a “Joint Certificate”) instructing the Escrow Agent to, and upon receipt by the Escrow Agent of such Joint Certificate, the Escrow Agent shall, promptly transfer all of the Escrow Funds to the Paying Agent for deposit into the Merger Fund pursuant to Section 2.02(a) of the Merger Agreement.  Each Party agrees that if the conditions to such party’s obligations as provided in Article VII of the Merger Agreement have been satisfied or waived as contemplated thereby, it shall deliver such Joint Certificate to the Escrow Agent.

(b)   If the Merger Agreement has been terminated by either Purchaser or the Company pursuant to (i) Section 8.01(a) of the Merger Agreement, (ii) Section 8.01(b) of the Merger Agreement, (iii) Section 8.01(c) of the Merger Agreement, (iv) Section 8.01(f) of the Merger Agreement or (v) Section 8.01(g) of the Merger Agreement, the Parties shall deliver to the Escrow Agent a Joint Certificate to that effect, and upon receipt by the Escrow Agent of such Joint Certificate, the Escrow Agent shall promptly distribute directly to Purchaser all of the Escrow Funds.  Each Party agrees that if the Merger Agreement has been properly terminated pursuant to Sections 8.01(a), 8.01(b), 8.01(c), 8.01(f) or 8.01(g) of the Merger Agreement, it shall deliver such Joint Certificate to the Escrow Agent.

(c)   (i) If the Merger Agreement has been terminated by the Company pursuant to Section 8.01(e) or 8.01(i) of the Merger Agreement, the Company shall deliver to the Escrow Agent a certificate executed by the Company to that effect (the “Liquidated Damages Certificate”) and requesting that the Escrow Agent promptly deliver to the Company all of the Escrow Funds in full satisfaction of the obligations of Purchaser to pay liquidated damages pursuant to Section 8.04 of the Merger Agreement, and upon receipt by the Escrow Agent of such Liquidated Damages Certificate, the Escrow Agent shall promptly deliver a copy of such Liquidated Damages Certificate to Purchaser.

                (ii)           If Purchaser shall object to the payment of the Escrow Fund in connection with the Liquidated Damages Certificate, Purchaser shall, within thirty (30) days after delivery by the Escrow Agent to Purchaser of such Liquidated Damages Certificate  (the “Response Period”), deliver to the Company and the Escrow Agent a certificate, executed by Purchaser (the “Response Certificate”), which shall specify in reasonable detail Purchaser’s objection and the nature and basis for such objection.

                                (iii)          If the Escrow Agent shall not have received a Response Certificate prior to the expiration of the Response Period objecting to the Company’s claim for liquidated damages, Purchaser shall be deemed to have agreed to the Liquidated Damages Certificate and to have agreed to the distribution by the Escrow Agent of the Escrow Funds to the Company and the Escrow Agent shall, immediately following the expiration of the Response Period, distribute the Escrow Funds to the Company.

                                (iv)          If the Escrow Agent shall have received within the applicable Response Period a Response Certificate contesting the distribution of the Escrow Funds to the Company, the Escrow Funds shall be held by the Escrow Agent and shall not be released from the Escrow Account, except in accordance with any of the following.

                                                (A)          written instructions set forth in a Joint Certificate; or

                                                (B)           the determination of a final, non-appealable order of a court of competent jurisdiction to the effect that the Company properly terminated the Merger Agreement in accordance with Section 8.01(e) or 8.01(i) of the Merger Agreement.

                                                (C)           After (i) the receipt of a Joint Certificate pursuant to Section 3(c)(iv)(A) of this Agreement or (ii) the final, non-appealable order of a court of competent jurisdiction pursuant to Section 3(c)(iv)(B) of this Agreement, the Escrow Agent shall distribute the Escrow Funds to the Company.

(d)   If the Merger Agreement has been terminated by Purchaser pursuant to Section 8.01(d) or Section 8.01(h) of the Merger Agreement, Purchaser shall deliver to the Escrow Agent a Purchaser Certificate to that effect, and upon receipt by the Escrow Agent of (i) such Purchaser Certificate and (ii) a final, non-appealable order of a court of competent jurisdiction to the effect that the Purchaser properly terminated the Merger Agreement in accordance with Section 8.01(d) or Section 8.01(h) of the Merger Agreement, as the case may be, the Escrow Agent shall promptly distribute directly to Purchaser all of the Escrow Funds.

(e)   At such time as the amounts on deposit in the Escrow Account are transferred in accordance with this Agreement, the Escrow Agent shall promptly liquidate all investments of the Escrow Account, if any, and transfer to the Purchaser or the Company, as the case may be, by wire transfer in immediately available funds, the Escrow Funds in accordance with the written wire transfer instructions provided by the Purchaser, the Company or the Purchaser and the Company, as applicable, which shall be deemed to be standing instructions unless revised instructions are subsequently received by the Escrow Agent.

(f)    Notwithstanding any other provision of this Agreement to the contrary, at any time prior to the termination of this Agreement, the Escrow Agent shall, if so instructed in writing signed by Purchaser and the Company, pay from the Escrow Account, as instructed in such writing, to Purchaser or the Company the amount of the Escrow Funds or other property so instructed.

4.     Maintenance of the Escrow Account; Termination of the Escrow Account.  The Escrow Agent shall continue to maintain the Escrow Account until the termination of this Agreement pursuant to Section 7(a).

5.     Investment of Escrow Account.  The Escrow Agent shall invest and reinvest the Escrow Funds on deposit in the Escrow Account, upon the joint written direction from Purchaser and the Company, in any short term money market funds that invest primarily in short term readily marketable direct obligations of the government of the United States or any agency or instrumentality thereof or short term readily marketable obligations unconditionally guaranteed by the full faith and credit of the government of the United States (collectively, the “Permitted

Investments”).  Any interest or other income received on such investment or reinvestment of the Escrow Funds shall be paid to Purchaser at its direction; provided, however that if the amount of the Escrow Funds falls below $40,000,000, any interest or other income received on such investment or reinvestment of the Escrow Funds shall be retained in the Escrow Account and shall not be paid to Purchaser until such time as and only to the extent that the Escrow Funds exceed $40,000,000.  All Permitted Investments shall mature or be subject to withdrawal without penalty at the option of the Escrow Agent on or prior to June 6, 2005.  The Escrow Agent shall send monthly statements to Purchaser and the Company of the value, by investment, of the funds held in the Escrow Account.  The Escrow Agent shall have the right to liquidate any investments held in order to provide funds necessary to make required payments under this Agreement and the Merger Agreement.  To the extent the Escrow Agent shall invest the funds in the Escrow Account in the manner provided for in this Section 5, Escrow Agent shall not be liable for any loss which may be incurred by reason of any such investment.

6.     Escrow Agent.

(a)   Except as expressly contemplated by this Agreement or by joint written instructions from Purchaser and the Company, the Escrow Agent shall not sell, transfer or otherwise dispose of, in any manner, all or any portion of the Escrow Funds, except pursuant to an order of a court of competent jurisdiction.

(b)   The duties and obligations of the Escrow Agent shall be determined solely by this Agreement.

(c)   In the performance of its duties hereunder, the Escrow Agent shall be entitled to rely upon any document, instrument or signature believed by it in good faith to be genuine and signed by any party hereto or an authorized officer or agent thereof and shall not be required to investigate the truth or accuracy of any statement contained in any such document or instrument.

(d)   The Escrow Agent shall not be liable for any error of judgment, or any action taken, suffered or omitted to be taken, hereunder except in the case of its gross negligence, bad faith or willful misconduct.

(e)   Except as provided herein, the Escrow Agent shall have no duty as to the collection or protection of the Escrow Funds, or income thereon, nor as to the preservation of any rights pertaining thereto, beyond the safe custody of any such funds actually in its possession.

(f)    As compensation for its services to be rendered under this Agreement, the Escrow Agent shall receive a fee in the amount specified in Schedule A to this Agreement and shall be reimbursed upon request for all expenses, disbursements and advances, including reasonable fees of outside counsel, if any, incurred or made by it in connection with the preparation of this Agreement and the carrying out of its duties under this Agreement.  All such fees and expenses shall be paid by Purchaser.

(g)   Purchaser and the Company, jointly and severally, shall reimburse and indemnify the Escrow Agent for, and hold it harmless against, any loss, liability or expense, including, without limitation, reasonable attorneys’ fees to the extent incurred without fraud, gross negligence, bad faith or willful misconduct on the part of the Escrow Agent and arising out of, or in connection with the acceptance of, or the performance of, its duties and obligations under this Agreement.  Promptly after the receipt by the Escrow Agent of notice of the commencement of any claim against the Escrow Agent with respect to which the Escrow Agent demands indemnification under this Agreement, the Escrow Agent shall promptly notify Purchaser and the Company of the commencement of such claim.  In no event shall Purchaser or the Company be liable under this indemnity for any claim against the Escrow Agent unless Purchaser and the Company shall have been promptly notified by the Escrow Agent of the commencement of any such claim.  Purchaser and the Company shall be entitled to participate at their own expense in the defense and, if Purchaser and the Company so elect at any time after receipt of such notice, Purchaser and the Company may assume the defense of any suit brought to enforce any such claim.  The Escrow Agent shall have the right, but shall be under no obligation, to employ separate counsel in any such suit and participate in the defense thereof.

(h)   The Escrow Agent may at any time resign by giving thirty (30) business days’ prior written notice of resignation to Purchaser and the Company.  Purchaser and the Company may at any time jointly remove the Escrow Agent by giving ten (10) business days prior written notice signed by each of them to the Escrow Agent; provided, that the Escrow Agent’s resignation shall not be effective unless and until a successor escrow agent has been appointed and the Escrow Agent delivers the Escrow Funds to such successor.  If the Escrow Agent shall resign or be removed, a successor escrow agent, which shall be a bank or trust company having capital and surplus of at least $10 billion, shall be appointed by Purchaser and Company by a written instrument executed by Purchaser and the Company and delivered to the Escrow Agent and to such successor escrow agent and, thereupon, the resignation or removal of the predecessor Escrow Agent shall become effective and such successor escrow agent, without any further act, deed or conveyance, shall become vested with all right, title and interest to all cash and property held hereunder by such predecessor Escrow Agent, and such predecessor Escrow Agent shall, on the written request of Purchaser and the Company, execute and deliver to such successor escrow agent all of its right, title and interest hereunder in and to the Escrow Account and all of its other rights hereunder.  If no successor escrow agent shall have been appointed within twenty (20) business days of a notice of resignation by the Escrow Agent, the Escrow Agent’s sole responsibility shall thereafter be to hold the Escrow Account until the earlier of its receipt of designation of a successor escrow agent, joint written instructions by Purchaser and the Company and termination of this Agreement in accordance with its terms.

7.     Miscellaneous.

(a)   Termination.  This Agreement shall terminate when the Escrow Funds have been released in accordance with Section 3 hereof.

(b)   Attorneys’ Fees.  All attorneys’ fees, costs and disbursements shall be paid by the respective party by which such fees, costs and disbursements were incurred.

(c)   Successors and Assigns.  This Agreement shall be binding upon each of the parties hereto and each of their respective permitted successors and assigns, if any.  This Agreement shall not be assignable by any party without the prior written consent of the other parties hereto; provided however that Purchaser may collaterally assign to any lender any of its rights and interests under this Agreement.

(d)   No Third Party Beneficiaries.  This Agreement is for the sole benefit of Purchaser, the Company, and the Escrow Agent and their respective permitted successors and assigns, if any, and nothing in this Agreement, express or implied, is intended to confer, or shall be deemed to confer, any rights, benefits or remedies upon any other person or entity under or by reason of this Agreement.

(e)   Notices.  All notices, requests, claims, demands and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given or made (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) the next business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7(e)):

if to Parent:

Petters Group Worldwide, LLC

4400 Baker Road

Minnetonka, MN 55343

Facsimile No.: (952) 934-9918

Attention: Thomas J. Petters, Chairman

with a copy to:

Petters Consumer Brands, LLC

4400 Baker Road

Minnetonka, MN 55343

Facsimile No.: (952) 934-9918

Attention: General Counsel

with a copy to (which shall not constitute notice hereunder):

                Dorsey & Whitney LLP

                250 Park Avenue

                New York, New York 10177

                Facsimile No.: (212) 953-7201

                Attention: Owen C. Marx, Esq.

if to Purchaser:

Petters Consumer Brands, LLC

4400 Baker Road

Minnetonka, MN 55343

Facsimile No.: (952) 934-9918

Attention: Thomas J. Petters, Chairman

with a copy to:

Petters Consumer Brands, LLC

4400 Baker Road

Minnetonka, MN 55343

Facsimile No.: (952) 934-9918

Attention: General Counsel

with a copy to (which shall not constitute notice hereunder):

                Dorsey & Whitney LLP

                250 Park Avenue

                New York, New York 10177

                Facsimile No.: (212) 953-7201

                Attention: Owen C. Marx, Esq.

if to the Company:

                Polaroid Holding Company

                1265 Main Street

                Waltham Massachusetts 02451

                Facsimile No: (781) 833-6430

                Attention: J. Michael Pocock, President and Chief Executive Officer

with a copy to:

                Polaroid Holding Company

                1265 Main Street

                Waltham Massachusetts 02451

                Facsimile No: (781) 833-3238

                Attention: Ira H. Parker, General Counsel

with a copy to (which shall not constitute notice hereunder):

                Dechert LLP

                4000 Bell Atlantic Tower

                1717 Arch Street

                Philadelphia, PA 19103-2793

                Facsimile No.: (215) 994-2222

                Attention: Carmen J. Romano, Esq.

if to the Escrow Agent, to:

Wells Fargo Bank, National Association

Sixth & Marquette; N9303-120

Minneapolis, Minnesota

Facsimile No: (612) 667-9825

Attention: Jeff Rose

(f)    Governing Law; Forum.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that state and without regard to any applicable conflicts of law.  In any action between the parties hereto arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement: (i) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of either the state courts located in the State of New York or the United States District Court for the Southern District of New York, (ii) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid and (iii) each of the parties irrevocably waives the right to a trial by jury.

(g)   Amendments.  This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, Purchaser, the Company and the Escrow Agent or (b) by a waiver in accordance with paragraph (h) of this Section 7.

(h)   Waiver.  Any extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.  Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement.  The failure of any party to assert any of its rights, powers, privileges or remedies hereunder, and any delay on the part of any party in exercising any right, power, privilege or remedy hereunder shall not constitute a waiver of any of such rights, powers, privileges or remedies.

(i)    Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

(j)    Entire Agreement.  This Agreement and the Merger Agreement constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among Purchaser, the Company and the Escrow Agent with respect to the subject matter hereof.

(k)   Headings.  The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(l)    Counterparts.  This Agreement (and any certificate hereunder) may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.

(m)  Construction.  The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(m)  Waiver of Offset Rights.  The Escrow Agent hereby waives any and all rights to offset that it may have against the Escrow Funds including, without limitation, claims arising as a result of any claims, amounts, liabilities, costs, expenses, damages or other losses that the Escrow Agent may be otherwise entitled to collect from any party to this Escrow Agreement.

(o)   Source of Funds.  Purchaser hereby represents, warrants and covenants to the Company that none of the funds deposited or to be deposited into the Escrow Account as contemplated hereby (i) were or will be derived from any unlawful activity; or (ii) constitute property of, or are beneficially owned directly or indirectly by any persons subject to sanctions or trade restrictions under U.S. law that are identified on the List of Specially Designated Nationals and/or Blocked Persons maintained by the Office of Foreign Assets Control, U.S. Department of the Treasury.

(p)           Obligations of Parent.  Notwithstanding anything to the contrary in this Agreement, whenever this Agreement requires Purchaser to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause Purchaser to take such action and a guarantee of performance thereof.

IN WITNESS WHEREOF, each party hereto has executed or has caused this Agreement to be executed by its officer thereunto duly authorized as of the date first written above.

PETTERS GROUP WORLDWIDE, LLC
By:	/s/ THOMAS J. PETTERS
Name: Thomas J. Petters
Title: Chairman
PETTERS CONSUMER BRANDS, LLC
By:	/s/ THOMAS J. PETTERS
Name: Thomas J. Petters
Title: Chairman
POLAROID HOLDING COMPANY
By:	/s/ J. MICHAEL POCOCK
Name: J. Michael Pocock
Title: President and Chief Executive Officer
WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ NICHOLAS D. TALLY
Name: Nicholas D. Tally
Title: Vice President

SIGNATURE PAGE TO
ESCROW AGREEMENT

SCHEDULE A

Escrow Agent Fees

APPENDIX A

 Merger Agreement